SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                           Utilities HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-36490
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.   Other Events

          Effective October 1, 2002, Reliant Energy, Inc. changed its name to Centerpoint Energy, Inc.

          As of October 4, 2002, as a result of the spin-off of Reliant Resources, Inc. from Reliant Energy, Inc. (now known as Centerpoint Energy, Inc.), Reliant Resources, Inc. will be included in Utilities HOLDRS. As of October 4, 2002 10.251839 shares of Reliant Resources, Inc. will be included in each round-lot of 100 Utilities HOLDRS.


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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               99.1 Utilities HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated January 29, 2002.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  October 31, 2002                         By:     /s/ MITCHELL M. COX
                                                        -------------------
                                                Name:   Mitchell M. Cox
                                                Title:  Attorney-in-Fact

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

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Utilities HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated January 29, 2002.


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